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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Check the appropriate box:

/X/ Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

/ / Definitive Information Statement

                 PRIME RATE INCOME & DIVIDEND ENTERPRISES, INC.
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                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                 PRIME RATE INCOME & DIVIDEND ENTERPRISES, INC.

                    NOTICE OF A SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON MARCH 12, 2004

                            AND INFORMATION STATEMENT


To the Shareholders of Prime Rate Income & Dividend Enterprises, Inc.:

On Friday, March 12, 2004, Prime Rate Income & Dividend Enterprises, Inc. (the "Company") will hold a Special Shareholders' Meeting at 1401 - 17th St., Suite 1150, Denver Colorado at 11:00 a.m., local time. Only shareholders of record at the close of business on February 5, 2004, will be entitled to vote at this meeting or any adjournments that may take place. The stock transfer books of the Company will remain open.

The Board of Directors has approved, and recommends that the shareholders approve an amendment to the Articles of Incorporation to change the name of the Company from Prime Rate Income & Dividend Enterprises, Inc. to U.S. Medical Systems Corp. By approving the name change, management would be authorized to fix a future effective date within 30 days after the date of the meeting.

The purpose of the name change is to better reflect the Company's operations and its position in the healthcare industry. Presently, the Company operates through its subsidiary, U.S. Medical Systems, Inc.

Management is not soliciting proxies. The Company has been advised that shareholders representing a majority of the outstanding shares intend to vote in favor of these proposals.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                            By Order of the Board of Directors,


                                            Peter G. Futro, Chairman

February ___, 2004







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